SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C.  20549
                                         F O R M  8-K
                                        Current Report
                                Pursuant to Section 13 or 15(d) of
                               The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)
June 1, 1998

                    BOSTON CAPITAL TAX CREDIT FUND IV L.P.
             (Exact name of registrant as specified in its charter)

                                      Delaware
                   (State or other jurisdiction of incorporation)

                          0-26200               04-3208648
(Commission Fle Number)    (IRS Employer Identification No.)



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts     02108-4406
(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code (617)624-8900
                                None
 (Former name or former address, if changed since last report)


Item 5.  Other Events

	As of June 1, 1998 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 32 thereof (the "Partnership") entered into various agreements relating to Pearl Partners, L.P., a Mississippi limited partnership (the "Operating Partnership"), including the First Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of June 1, 1998 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

	The Operating Partnership owns and is in the process of constructing a one hundred ninety-two (192) unit apartment complex located on the southwest corner of Pearson Road and Small Drive in Pearl, Mississippi, which is known as Colony Park Apartments (the "Apartment Complex"). The Apartment Complex consists of twenty-four (24) buildings containing thirty-two (32) 1-bedroom units, one hundred four (104) 2-bedroom units and fifty-six (56) 3-bedroom units. Amenities include a community building/clubhouse, swimming pool and playground. Construction of the Apartment Complex is expected to be completed in June, 2000 and 100% Occupancy is expected to be achieved in October, 2000.

	The Operating Partnership is currently receiving combined construction and permanent financing in the amount of $8,000,000 from the Mississippi Home Corporation ("Issuer") in the form of a loan (the "Bond Loan") of the proceeds of tax-exempt variable rate bonds ("Bonds") issued by the Issuer. The Bonds were issued for a 28-year term and bear interest at a variable rate initially set at 3.7%. The Bonds are credit-enhanced with respect to the payment of principal and interest thereon by a letter of credit in the amount of $8,150,000 (the "Letter of Credit") furnished by AmSouth Bank,
N.A., and are subject to redemption upon the expiration of the Letter of Credit. The Letter of Credit has a term of three years, excluding two, one-year options, and carries an annual fee of 1.375%. It is assumed that the General Partner will replace the Bonds at construction completion with a Federal National Mortgage
Association enhanced, fixed-rate bond.

	It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

	The general partner of the Operating Partnership is Colony Park, LLC, a Mississippi limited liability company (the "General Partner"). The members of the General Partner are J.H. Thames, Jr. (75%), and Rodney F. Triplett, Jr. (25%). J.H. Thames, Jr. is the controlling Member and Manager of the General Partner. Mr. Thames is also the sole principal of Unicorp, Inc. which is the Builder of the Apartment Complex, and of Park Management, Inc., which is the Management Agent of the Apartment Complex. Colony Park, LLC will also serve as the Developer of the Apartment Complex. The
Thames organization has extensive development, construction and project management experience. As of June 1, 1998, the Thames organization had completed approximately 58 properties totaling more than 2,631 units, of which 1,606 units were qualified for Tax Credits. Also, as of June 1, 1998, the Thames organization had an additional
15 multi-family housing complexes, containing approximately 1,927 units, under development.

	The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $2,712,643 to the Operating Partnership in four installments as follows:
$1,356,321 (the "First Installment") on the latest to occur of (A) the Admission Date; (B) the Bond Loan Full Funding Date; (C) Tax
Credit Set-Aside; or (D) receipt of a Permanent Mortgage Loan Commitment satisfactory to the Special Limited Partner;
$813,793 (the "Second Installment") on the 50% Completion Date; $271,264 (the "Third Installment") on the latest to occur of (A) State Designation; (B) the Completion Date; (C) Cost Certification; (D) receipt of updated insurance certificates in form and substance satisfactory to the Special Limited Partner; (E) receipt by the Special Limited Partner of an updated Title Policy in form and substance satisfactory to the Special Limited Partner, which policy in no event shall contain a survey exception; (F) receipt by the Special Limited Partner of an Estoppel Letter from each Lender; or (G) receipt by the Special Limited Partner of the Contractor Pay-Off Letter; and
$271,264 (the "Fourth Installment") on the latest to occur of (A) the Initial 100% Occupancy Date; (B) New Permanent Loan
Commitment; (C) Rental Achievement; or (D) termination and expiration of the Letter of Credit Documents, including full satisfaction of all obligations of the Partnership under the Letter of Credit Documents.
The First and Second Installments have been paid in by the Partnership.

	The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $3,767,940 of Tax Credits during the 12-year period commencing in 1999 of which 99.99% ($3,767,560) will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership.

	The Partnership believes that the Apartment Complex is adequately insured.

	Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:

                 Normal           Capital           Cash
                Operations     Transactions         Flow

General Partner       01%           80%              90%
Partnership        99.99%       19.999%              10%
Special Limited
Partner                0%          001%               0%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

	The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

	The Special Limited Partner, or an Affiliate thereof, will receive an Asset Management Fee commencing in 2000 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership in the annual amount of $8,000. The Asset Management Fee for each Fiscal Year will be payable from Cash
Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement; provided, however, that if in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

 	The Operating Partnership shall pay to the General Partner a fee (the "Partnership Management Fee") commencing in 2000 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $32,000. The Partnership Management Fee for each Fiscal Year of the Operating Partnership shall be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement. If for any reason the Partnership
Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

	In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex and as consideration for the assignment described in Section 6.14 of the Operating Partnership Agreement, the Operating Partnership will pay the Developer a Development Fee in the principal amount of $1,200,567. The Development Fee shall be initially paid out of certain specified proceeds available from mortgage loans, net rental income prior to the Completion Date, Capital Contributions and casualty insurance proceeds; any unpaid amount of such Development Fee shall be paid out of Cash Flow as set forth in Section 10.2(a) of the Operating Partnership Agreement.
If the Development Fee has not been fully paid the tenth (10th) anniversary of the Completion Date, the General Partner shall make a Capital Contribution to the Operating Partnership in an amount sufficient to enable the Operating Partnership to pay any unpaid portion of the Development Fee.

 	The Builder of the Apartment Complex will receive a total compensation of $8,122,681 which includes Builder's Profit of $453,044. The Management Agent of the Apartment Complex will receive a Management Fee equal to 5% of collected rents.


Item 7.  Exhibits.

(c)   Exhibits.

(1)(a)
Form of Dealer-Manager Agreement
between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer
Agreement)

(2)(a)  First Amended and Restated Agreement of Limited
Partnership of Pearl Partners, L.P.

(2)(b) General Partner's Payment Certificate (First Installment) relating to Pearl Partners, L.P.

(2)(c) Development Agreement by and between Pearl Partners, L.P., and Colony Park, LLC

(4)(a)
Agreement of Limited Partnership of the Partnership.
(16)  None
(17)  None
(20)  None
(23)  None
(24)  None
(27)  None
Incorporated by reference to Exhibit (1) to Registration Statement No.33-70564 on Form S-11, as filed with the
 Securities and Exchange Commission.

Incorporated by reference to Exhibit (4) to Registration
Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.



SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  November 18, 1999


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By:	Boston Capital Associates IV L.P.,
	its General Partner


By:	C&M Associates, d/b/a Boston Capital Associates, its
General Partner


By:__/s/ Herbert F. Collins
Herbert F. Collins, Partner